UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04524 )

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Income Trust

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Global Income Trust 4| 30| 07 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	32
Financial statements	33

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Global Income Trust: investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. But at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments and tries to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can turn against the fund.

The fund’s management team, working with Putnam’s 100-member fixed-income group, possesses a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the fund’s management team as it constructs a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Key drivers of returns in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer the potential for high current income. The fund favors currencies considered to offer relative strength.

Putnam Global Income Trust seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.

Highlights

• For the six months ended April 30, 2007, Putnam Global Income Trust’s class A shares had a total return of 3.54% before sales charges.

• The fund’s benchmark, the Lehman Global Aggregate Bond Index, returned 3.54% .

• The average return for the fund’s Lipper category, Global Income Funds, was 3.28% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance

Total return for class A shares for periods ended 4/30/07

Since the fund’s inception (6/1/87), average annual return is 7.22% before sales charge and 7.01% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	4.61%	4.21%	56.92%	51.00%

5 years	8.10	7.28	47.63	42.10

3 years	4.69	3.38	14.74	10.48

1 year	6.71	2.72	6.71	2.72

6 months	—	—	3.54	–0.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 3.75% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

During the first half of your fund’s 2007 fiscal year, which ended April 30, 2007, the continued weakness of the U.S. dollar helped enhance returns from global fixed-income securities for U.S.-based investors. In local currency terms, performance of these securities was not as strong, since healthy economic growth outside of the United States and interest-rate increases by central banks worldwide created an environment that was not particularly supportive for fixed-income investments. Reflecting these conditions, your fund’s performance before sales charges was in line with that of its benchmark and slightly ahead of the average for its Lipper group. Performance benefited from our slightly defensive, or short, duration strategy amid rising interest rates. In an environment that was already favorable for U.S. dollar-based investors, your fund realized additional benefits from active currency management. Holdings in the securitized sector contributed positively to returns, particularly commercial mortgage-backed securities (CMBSs) and asset-backed securities (ABSs) in the manufactured housing sector. However, the fund’s exposure to corporate bonds and dollar-based emerging-market debt was relatively limited. Since both these sectors continued to rally despite what we consider stretched valuations, the fund’s weighting in them detracted from results.

Market overview

Interest rates generally rose worldwide during the period, amid signs of stronger-than-expected economic growth in Europe and Asia and interest-rate tightening by central banks in those regions. Bond investors closely monitor the pace of economic growth because it can lead to rising inflation, which erodes the value of fixed-income investments.

Rates in the United States represented the only major departure from this trend, as the Federal Reserve (the Fed) moved from an interest-rate tightening bias to a neutral stance in March 2007 in response to mixed data on the health of the U.S. economy. Because the Fed has held the federal funds rate steady at 5.25% since its August 2006 meeting, the shift to a neutral bias, combined with signs of slower growth, led some investors to expect that the next major Fed action would be to cut interest rates. Reflecting this expectation, positive investor sentiment fueled a modest rally in the U.S. investment-grade bond market late in the period.

The economic picture was much more robust outside the United States, as the engine for worldwide economic growth has shifted to Europe and Australasia. Led by Germany, Europe’s largest economy, European economic growth continues to defy investor expectations. In addition, unemployment fell and productivity rose. As a result of infla-tionary concerns that often accompany strong growth, the European Central Bank raised its key lending rate twice during the semiannual period. This rate stood at 4.75% at period-end.

Continued solid growth has put Japan’s economy on track for normalization, after a prolonged period of deflation. In February 2007, the Bank of Japan surprised market watchers by announcing an increase in the overnight call rate from 0.25% to 0.50% . While this monetary policy remains very accommodative by global standards, it represents a key shift for Japan.

The more credit-sensitive sectors of the fixed-income markets, such as corporate

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Bonds

Lehman Global Aggregate Bond Index (global bonds)	3.54%

Lehman Aggregate Bond Index (broad U.S. bond market)	2.64%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.27%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	3.38%

Equities

S&P 500 Index (broad stock market)	8.60%

S&P/Citigroup World Ex-U.S. Growth Primary Market Index
(international growth stocks of large companies)	13.40%

S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)	15.69%

bonds and emerging-market debt, benefited from improving economies and rising corporate earnings. Performance of all types of mortgage- and asset-backed debt instruments was also strong, spurred by investors who sought the higher yields these securities offered in comparison with lower-risk instruments such as Treasuries.

Strategy overview

Your fund employs multiple income-generating strategies across the different global bond sectors in pursuit of its objectives. We believe that having diver-sified return sources contributes to more consistent results over time and enables us to manage risk more effectively than if the fund had a single-sector focus. Generally, our investment decisions involve the following considerations: duration management, yield curve positioning, country allocation, sector allocation, security selection, and currency management.

In anticipation of continued rising interest rates, we maintained a short duration profile for the fund for much of the period. This strategy generally helped performance. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes.

The impact of the fund’s yield-curve positioning strategies was slightly negative for the period. We had expected yield curves — graphical representations of the

Comparison of top country weightings

This chart shows how the fund’s top country weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

difference in yield between shorter- and longer-term bonds — to steepen in most markets during the period and had positioned the portfolio to take advantage of this steepening. Steepening refers to the widening of this difference in yield. It may occur as a result of a rise in longer-term bond yields; a fall in shorter-term bond yields; or when longer- and shorter-term bond yields rise or fall at the same time, but at differing rates. However, the shapes of yield curves in the markets we cover generally remained flat.

Our country allocation strategy benefited results. Compared with the benchmark, we maintained an underweight position in Europe, one of the weakest-performing bond markets globally. Tactical overweights and underweights to Japan, implemented over short periods, also proved benefi-cial. Overweight positions in Switzerland and Norway also contributed positively to relative returns.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio over the past two years by reducing exposure to corporate and emerging-market debt. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies. While we

Sector weightings as of 4/30/07

Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

expect this strategy to prove rewarding over the long term, it detracted from results during the period, as these sectors outperformed.

Your fund’s holdings

In a currency environment that already favored U.S. dollar-based investors that were investing in non-dollar denominated securities, we added to returns with active currency management strategies. An emphasis on the euro and Australian dollar, which strengthened during the period, contributed positively to performance, as did the portfolio’s below-benchmark exposure to the weakening U.S. dollar and yen.

Portfolio holdings from the securi-tized bond sector were also strong contributors to the fund’s relative performance during the period. This fast-growing sector is now among the largest within the investment-grade bond universe. The most common secu-ritized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Relative to the benchmark, the fund had an underweight position in this segment of the securitized debt market, known as agency debt, which detracted from results during the period. Agency debt continues to benefit from strong demand from Asian banks. Our underweight position in this sector is based on our belief that this demand will taper off, particularly if the current U.S. dollar weakness persists.

Other types of securitized bonds include ABSs, which are backed by subprime home loans, loans on manufactured housing, and credit card payments; and CMBSs, which are backed by loans on large commercial real estate projects, such as office parks and shopping malls.

CMBSs were an area of particular focus as we sought to replace the credit risk of corporate bonds with more diversified credit exposure. Securitized bonds typically offer higher income than corporate bonds of comparable credit quality. Another reason for favoring CMBSs versus corporates was their valuation. The yield spreads on investment-grade corporate bonds versus Treasuries — one means of evaluating the price of corporates on a relative basis —have been at historically low levels. This means that corporates have become expensive relative to other investment-grade sectors. Based on this measure, we believed that there was greater downside risk in owning corporate bonds and opted to limit the fund’s exposure. However, yields on corporate bond prices continued to tighten, and your fund’s underweight position (relative to the benchmark) hurt results.

Strong performance from CMBS holdings, which benefited from continued improvements in underlying loan performance, helped offset the negative effects of the corporate bond underweighting. In addition, security selection among the fund’s corporate bond holdings proved successful. For example, overweight positions in shorter-duration Ba-rated corporate bonds performed particularly well, bolstering relative results.

Another bright spot within the securi-tized bond sector was our emphasis on ABSs backed by manufactured housing, complemented by a relative underweight to the home equity sector. With losses and delinquencies at relatively low levels, manufactured housing ABSs were the strongest performers in the sector. Likewise, the fund’s underweight position in the home equity sector, which is backed by subprime mortgages, proved fortuitous amid significant troubles in this sector caused by rising delinquencies and foreclosures. An additional benefit of ABSs is that they generally have shorter maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise.

Hybrid adjustable rate mortgages

(ARMs) contributed positively to fund results. Hybrid ARMs typically offer borrowers three or five years of payments at a fixed interest rate, after which they become adjustable interest-rate mortgages for which the interest rate is adjusted yearly (3/1 and 5/1 ARMs). According to our analysis, many of these securities have been offering yields that more than compensate for the level of risk they represent. Therefore, they contribute to an attractive risk/return profile for the fund.

The fund was also underweighted in dollar-based emerging-market debt (EMD) compared to its benchmark.

This detracted from relative performance, as this segment of the market continued to perform well. Rising commodity prices are helping to create positive fundamentals for issuers of emerging-market debt. However, after its recent prolonged period of strong performance, we had a more cautious outlook with regard to this segment of the market, so the fund did not benefit from its strength to the same extent as many of its peers.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our global economic outlook is solid for the balance of the fund’s fiscal year, due mostly to continued strong growth from Europe. Germany, Europe’s largest economy, is growing at its fastest pace in six years. Eurozone unemployment has fallen to a record low and consumer spending has started to rise. Consumer confidence has moved up, as has the pace of retail sales. Steady economic growth from Japan also remains supportive of the global economy. We see potential for a slight slowdown in the pace of U.S. economic growth, due to the continued slowdown in the housing market and to slightly lower levels of personal consumption. However, we believe that global economic growth will continue to provide support for U.S. economic activity and that U.S. economic growth will rebound later this year.

We continue to watch inflation levels closely, as annualized rates of inflation currently exceed central bank target rates in all major markets. Other risks that we are monitoring closely include the possibility of a more severe housing-related credit crunch or an equity market correction in the United States. As with any global fund, we are also keeping a close watch on fragile geopolitical situations, such as the tension between the United States and Iran, as well as the impact of ongoing military activity in Iraq and Afghanistan.

Accordingly, we continue to position the fund conservatively. To minimize exposure to fluctu-ating rates, we are keeping duration neutral. To protect against potential market-adverse events in the United States, we continue to favor select segments of the securitized sector over the investment-grade corporate bond sector. We believe that prices of hybrid ARMs may benefit from their recent inclusion in the Lehman Mortgage Index, and we anticipate that the fund’s position in these securities will contribute to overall returns. On the currency front, we remain negative on the U.S. dollar, which continues to be weighed down by twin budget and trade deficits. Our views on the euro and Australian dollar remain favorable.

Given your fund’s flexibility to seek multiple income-generating opportunities across the full range of global fixed-income sectors and securities, we have confidence in our ability to pursue your fund’s objectives whatever challenges market conditions may present.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issues and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

13

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.22%	7.01%	6.38%	6.38%	6.42%	6.42%	6.91%	6.73%	6.95%	7.24%

10 years	56.92	51.00	45.67	45.67	45.68	45.68	53.24	48.28	53.05	57.63
Annual average	4.61	4.21	3.83	3.83	3.83	3.83	4.36	4.02	4.35	4.66

5 years	47.63	42.10	42.11	40.11	42.17	42.17	45.76	41.03	45.85	48.30
Annual average	8.10	7.28	7.28	6.98	7.29	7.29	7.83	7.12	7.84	8.20

3 years	14.74	10.48	12.22	9.22	12.27	12.27	13.91	10.17	14.00	15.26
Annual average	4.69	3.38	3.92	2.98	3.93	3.93	4.44	3.28	4.46	4.85

1 year	6.71	2.72	5.93	0.93	5.94	4.94	6.43	2.99	6.37	6.97

6 months	3.54	–0.33	3.17	–1.83	3.16	2.16	3.43	0.11	3.33	3.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 4/30/07

	Lehman Global	Lipper Global
	Aggregate	Income Funds
	Bond Index	category average†

Annual average
(life of fund)	—*	7.35%

10 years	80.30%	73.46
Annual average	6.07	5.58

5 years	46.38	42.59
Annual average	7.92	7.26

3 years	16.01	16.53
Annual average	5.07	5.20

1 year	7.32	6.20

6 months	3.54	3.28

Index and Lipper results should be compared to fund performance at net asset value.

* Inception date of index was 12/31/89, after the fund’s inception.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/07, there were 112, 106, 97, 81, 56, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.18%	6.98%	6.35%	6.35%	6.38%	6.38%	6.88%	6.70%	6.92%	7.21%

10 years	54.02	48.25	42.96	42.96	42.98	42.98	50.32	45.48	50.38	54.69
Annual average	4.41	4.02	3.64	3.64	3.64	3.64	4.16	3.82	4.16	4.46

5 years	50.10	44.47	44.61	42.61	44.54	44.54	48.19	43.40	48.41	50.75
Annual average	8.46	7.64	7.66	7.36	7.65	7.65	8.18	7.48	8.22	8.56

3 years	9.28	5.21	6.86	3.97	6.89	6.89	8.45	4.95	8.56	9.76
Annual average	3.00	1.71	2.24	1.31	2.25	2.25	2.74	1.62	2.78	3.15

1 year	7.59	3.59	6.81	1.81	6.82	5.82	7.31	3.79	7.33	7.85

6 months	3.35	-0.54	2.97	-2.03	2.97	1.97	3.24	-0.10	3.30	3.56

Fund price and distribution information

For the six-month period ended 4/30/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.234		$0.189	$0.189	$0.219		$0.219	$0.249

Capital gains	—		—	—	—		—	—

Total	$0.234		$0.189	$0.189	$0.219		$0.219	$0.249

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/06	$12.12	$12.59	$12.08	$12.09	$12.04	$12.44	$12.12	$12.13

4/30/07	12.31	12.79	12.27	12.28	12.23	12.64	12.30	12.32

Current yield

(end of period)
Current
dividend rate[1]	3.80%	3.66%	3.13%	3.13%	3.63%	3.51%	3.61%	3.99%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	3.72	3.58	2.97	2.97	3.47	3.35	3.47	3.97

Current 30-day
SEC yield[3]
(without
expense
limitation)	3.39	3.27	2.64	2.65	3.14	3.04	3.15	3.64

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end. 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower. 3 Based only on investment income, calculated using SEC guidelines.

Fund's annual operating expenses

For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.20%	1.95%	1.95%	1.45%	1.45%	0.95%

Total annual fund
operating expenses	1.50	2.25	2.25	1.75	1.75	1.25

* Reflects Putnam Management's decision to contractually limit expenses through 10/31/07.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.85	$ 9.62	$ 9.62	$ 7.11	$ 7.11	$ 4.60

Ending value (after expenses)	$1,035.40	$1,031.70	$1,031.60	$1,034.30	$1,033.30	$1,036.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.81	$ 9.54	$ 9.54	$ 7.05	$ 7.05	$ 4.56

Ending value (after expenses)	$1,019.04	$1,015.32	$1,015.32	$1,017.80	$1,017.80	$1,020.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.16%	1.91%	1.91%	1.41%	1.41%	0.91%

Average annualized expense
ratio for Lipper peer group*	1.17%	1.92%	1.92%	1.42%	1.42%	0.92%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Global Income Trust	98%*	198%*	162%	198%	331%†

Lipper Global Income Funds
category average	159%	158%	194%	187%	176%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns —with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and William Kohli is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 89,000	$ 95,000,000

Putnam employees	$1,785,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $40,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust.

William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Cronin and William Kohli may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended April 30, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 18th percentile in management fees and in the 27th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

69th	40th	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 91, 88 and 71 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 39%, 36%, and 77%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 41 out of 106, 29 out of 81 and 43 out of 55 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts (and in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029		$79,363	$79,363
Ser. 97-C1, Class H, 7s, 2029		81,000	80,796
Asset Securitization Corp. Ser. 96-MD6, Class A7, 8.147s, 2029		154,000	165,621
Banc of America Commercial Mortgage, Inc.
Ser. 06-2, Class A4, 5.93s, 2045		461,000	477,284
Ser. 06-4, Class A4, 5.634s, 2046		80,000	81,527
Ser. 04-3, Class A5, 5.481s, 2039		160,000	161,875
Ser. 06-5, Class A4, 5.414s, 2047		98,000	98,344
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035		100,000	102,882
Ser. 04-4, Interest only (IO), 0.117s, 2042		2,863,515	45,975
Banc of America Large Loan 144A
FRB Ser. 05-ESHA, Class K, 7.12s, 2020		161,000	161,017
FRB Ser. 06-LAQ, Class M, 6.97s, 2021		145,000	144,999
FRB Ser. 06-LAQ, Class L, 6.87s, 2021		132,000	132,202
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.389s, 2034		1,030,812	3,588
Ser. 05-E, Class 2, IO, 0.306s, 2035		2,681,000	14,658
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033		139,138	139,193
Bayview Commercial Asset Trust 144A
FRB Ser. 06-CD1A, Class A1, 4.646s, 2023	CAD	2,958,707	2,667,905
Ser. 07-CD1A, IO, 1.689s, 2021 (Canada)	CAD	14,614,977	1,231,533
Ser. 06-CD1A, IO, 0.84s, 2023	CAD	12,372,674	773,822
Ser. 07-1, Class S, IO, 1.211s, 2037		$1,392,781	183,847
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.194s, 2032		100,000	111,443
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.885s, 2038		1,197,155	60,606
Ser. 06-PW14, Class X1, IO, 0.052s, 2038		1,289,013	23,363
Broadgate Financing PLC sec. FRB Ser. D, 6.435s,
2023 (United Kingdom)	GBP	109,825	218,629
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		$362,000	378,630
Ser. 98-1, Class G, 6.56s, 2030		89,000	93,491
Ser. 98-1, Class H, 6.34s, 2030		203,000	179,874
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.053s, 2049		6,982,510	101,192
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD4, Class XC, IO, 0.044s, 2049		8,019,000	77,371
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030		283,143	282,644
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031		157,000	162,532

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

		Principal amount	Value

Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.962s, 2046		$1,776,000	$1,833,304
Ser. 04-LB2A, Class A4, 4.715s, 2039		367,000	354,801
Countrywide Alternative Loan Trust
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036		1,383,481	3,297
Ser. 05-24, Class IIAX, IO, 2.391s, 2035		992,091	27,636
Ser. 06-OA10, Class XBI, IO, 2.257s, 2046		418,837	16,230
Ser. 05-24, Class 1AX, IO, 1.201s, 2035		1,980,556	35,309
Credit Suisse Mortgage Capital Certificates
Ser. 06-C4, Class A3, 5.467s, 2039		164,000	164,863
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		119,000	131,083
Ser. 04-C2, Class A2, 5.416s, 2036		180,000	181,120
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	385,966
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	71,515
Ser. 03-CK2, Class AX, IO, 0.434s, 2036		2,830,936	76,524
Ser. 03-C3, Class AX, IO, 0.431s, 2038		1,977,039	79,477
DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	129,507
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	218,698
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1,
Class B1, 7.91s, 2030		20,367	20,265
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.546s, 2014 (Ireland)	GBP	103,500	206,906
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.559s, 2014 (United Kingdom)	GBP	234,937	468,789
Fannie Mae
FRB Ser. 05-65, Class ER, zero %, 2035		$212,748	201,947
FRB Ser. 05-57, Class UL, zero %, 2035		210,219	202,370
IFB Ser. 05-37, Class SU, 7.92s, 2035		222,519	243,176
IFB Ser. 06-76, Class QB, 7.68s, 2036		201,108	221,929
IFB Ser. 06-60, Class AK, 7.52s, 2036		91,433	98,091
IFB Ser. 06-63, Class SP, 7.38s, 2036		219,013	241,193
IFB Ser. 06-60, Class TK, 7.32s, 2036		99,942	107,787
IFB Ser. 06-104, Class ES, 6.85s, 2036		153,639	166,514
IFB Ser. 05-74, Class SK, 5 1/2s, 2035		228,747	233,589
IFB Ser. 05-74, Class CS, 5.39s, 2035		140,199	142,556
IFB Ser. 05-74, Class CP, 5.243s, 2035		122,982	126,706
IFB Ser. 05-57, Class CD, 5.175s, 2035		118,875	121,152
IFB Ser. 06-8, Class PK, 5.12s, 2036		213,096	213,010
IFB Ser. 06-27, Class SP, 5.06s, 2036		157,000	162,365
IFB Ser. 06-8, Class HP, 5.06s, 2036		186,224	190,052
IFB Ser. 06-8, Class WK, 5.06s, 2036		289,155	293,013
IFB Ser. 05-106, Class US, 5.06s, 2035		295,544	304,354
IFB Ser. 05-99, Class SA, 5.06s, 2035		146,715	148,876
IFB Ser. 05-45, Class DA, 4.913s, 2035		291,507	296,078
IFB Ser. 05-74, Class DM, 4.877s, 2035		284,243	287,823
IFB Ser. 05-45, Class DC, 4.803s, 2035		161,949	163,773
IFB Ser. 06-60, Class CS, 4.583s, 2036		96,750	93,313

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-57, Class DC, 4.485s, 2034	$203,102	$204,814
IFB Ser. 05-45, Class PC, 4.29s, 2034	82,803	82,821
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	249,657	19,506
IFB Ser. 07-W2, Class 3A2, IO, 1.96s, 2037	311,343	19,273
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	4,402,120	280,851
IFB Ser. 05-52, Class DC, IO, 1.88s, 2035	113,040	10,661
IFB Ser. 04-89, Class EI, IO, 1.83s, 2034	955,651	71,206
IFB Ser. 04-24, Class CS, IO, 1.83s, 2034	353,471	25,080
IFB Ser. 03-122, Class SA, IO, 1.78s, 2028	472,008	23,346
IFB Ser. 03-122, Class SJ, IO, 1.78s, 2028	494,957	24,741
IFB Ser. 04-60, Class SW, IO, 1.73s, 2034	664,603	50,578
IFB Ser. 05-65, Class KI, IO, 1.68s, 2035	506,620	32,445
IFB Ser. 05-42, Class SA, IO, 1.48s, 2035	539,597	29,207
IFB Ser. 07-30, Class WI, IO, 1.44s, 2037	887,449	46,566
IFB Ser. 07-28, Class SE, IO, 1.43s, 2037	206,033	14,131
IFB Ser. 07-W2, Class 2A2, IO, 1.43s, 2037	403,341	21,114
IFB Ser. 06-128, Class SH, IO, 1.43s, 2037	123,547	6,894
IFB Ser. 06-56, Class SM, IO, 1.43s, 2036	299,930	16,508
IFB Ser. 06-12, Class SD, IO, 1.43s, 2035	459,250	33,158
IFB Ser. 05-73, Class SI, IO, 1.43s, 2035	138,068	7,485
IFB Ser. 05-17, Class ES, IO, 1.43s, 2035	288,716	20,571
IFB Ser. 05-17, Class SY, IO, 1.43s, 2035	133,555	9,513
IFB Ser. 07-30, Class IE, IO, 1.42s, 2037	535,716	40,424
IFB Ser. 06-123, Class CI, IO, 1.42s, 2037	475,108	31,567
IFB Ser. 05-82, Class SY, IO, 1.41s, 2035	593,557	29,085
IFB Ser. 05-45, Class SR, IO, 1.4s, 2035	836,284	40,514
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	309,264	19,770
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	523,183	33,894
IFB Ser. 05-54, Class SA, IO, 1.38s, 2035	582,441	28,940
IFB Ser. 05-23, Class SG, IO, 1.38s, 2035	431,283	26,160
IFB Ser. 05-29, Class SX, IO, 1.38s, 2035	504,473	29,861
IFB Ser. 05-29, Class SY, IO, 1.38s, 2035	1,271,894	85,268
IFB Ser. 05-104, Class NI, IO, 1.38s, 2035	356,924	23,950
IFB Ser. 05-17, Class SA, IO, 1.38s, 2035	379,787	25,270
IFB Ser. 05-17, Class SE, IO, 1.38s, 2035	407,073	26,697
IFB Ser. 05-57, Class DI, IO, 1.38s, 2035	901,493	48,609
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	417,839	22,263
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	89,567	6,529
IFB Ser. 05-73, Class SD, IO, 1.36s, 2035	355,883	22,560
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	945,324	49,366
IFB Ser. 06-114, Class IS, IO, 1.33s, 2036	238,695	13,427
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	1,588,138	68,220
IFB Ser. 06-109, Class SH, IO, 1.3s, 2036	225,545	16,820
IFB Ser. 06-44, Class IS, IO, 1.28s, 2036	123,746	6,634
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	375,755	15,852
IFB Ser. 06-8, Class JH, IO, 1.28s, 2036	838,423	48,718
IFB Ser. 06-8, Class PS, IO, 1.28s, 2036	493,050	32,499
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	680,630	28,198
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	371,295	17,808

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-61, Class SE, IO, 1.23s, 2036	$150,601	$5,859
IFB Ser. 03-124, Class ST, IO, 1.18s, 2034	171,706	7,619
IFB Ser. 07-W2, Class 1A2, IO, 1.11s, 2037	1,079,846	48,634
IFB Ser. 07-15, Class CI, IO, 1.06s, 2037	868,416	48,008
IFB Ser. 06-123, Class BI, IO, 1.06s, 2037	1,153,834	61,308
IFB Ser. 06-115, Class JI, IO, 1.06s, 2036	637,974	35,389
IFB Ser. 06-123, Class LI, IO, 1s, 2037	426,628	21,645
IFB Ser. 07-39, Class AI, IO, 0.8s, 2037	439,000	19,121
IFB Ser. 07-32, Class SD, IO, 0.79s, 2037	293,074	12,971
IFB Ser. 07-33, Class SD, IO, 0.79s, 2037	730,771	28,135
IFB Ser. 07-32, Class SC, IO, 0.78s, 2037	390,435	17,158
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	1,100,564	34,737
IFB Ser. 05-82, Class SI, IO, 0.78s, 2035	1,113,532	37,495
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	2,054,570	65,242
IFB Ser. 05-58, Class IK, IO, 0.68s, 2035	337,414	16,055
Ser. 02-T4, Class A4, 9 1/2s, 2041	381,480	402,215
Ser. 01-T10, Class A2, 7 1/2s, 2041	138,804	144,601
Ser. 02-T4, Class A3, 7 1/2s, 2041	128,782	134,098
Ser. 01-T12, Class A2, 7 1/2s, 2041	152,194	158,218
Ser. 99-T2, Class A1, 7 1/2s, 2039	276,785	291,439
Ser. 00-T6, Class A1, 7 1/2s, 2030	125,233	130,651
Ser. 02-26, Class A1, 7s, 2048	99,201	102,543
Ser. 03-W8, Class 2A, 7s, 2042	378,661	392,692
Ser. 02-T16, Class A2, 7s, 2042	590,123	610,416
Ser. 02-14, Class A1, 7s, 2042	168,000	173,347
Ser. 07-16, Class TS, IO, 5 1/2s, 2009	1,111,189	20,210
Ser. 07-54, Class IA, IO, 5s, 2037 ##	318,000	17,363
Ser. 07-54, Class IB, IO, 5s, 2037 ##	318,000	17,363
Ser. 07-54, Class IC, IO, 5s, 2037 ##	318,000	17,363
Ser. 07-54, Class ID, IO, 5s, 2037 ##	318,000	17,363
Ser. 07-54, Class IE, IO, 5s, 2037 ##	318,000	17,363
Ser. 07-54, Class IF, IO, 5s, 2037 ##	367,000	20,038
Ser. 03-W10, Class 1, IO, 1.937s, 2043	1,143,742	55,738
Ser. 03-W8, Class 12, IO, 1.635s, 2042	2,451,352	109,920
Ser. 06-104, Class SG, IO, 1.28s, 2036	95,327	4,346
Ser. 03-W17, Class 12, IO, 1.152s, 2033	1,164,016	45,238
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	925,592	28,636
Ser. 02-T18, IO, 0.522s, 2042	6,675,639	83,642
Ser. 02-T4, IO, 0.453s, 2041	386,535	3,580
Ser. 02-26, IO, 0.24s, 2048	17,478,167	79,332
Ser. 03-W6, Class 21, IO, 0.004s, 2042	1,583	1
Ser. 372, Class 1, Principal only (PO), zero %, 2036	304,101	243,901
Ser. 371, Class 1, PO, zero %, 2036	116,798	96,761
Ser. 361, Class 1, PO, zero %, 2035	507,183	411,682
Ser. 04-38, Class AO, PO, zero %, 2034	418,367	304,101
Ser. 04-61, Class CO, PO, zero %, 2031	244,000	200,373
Ser. 07-31, Class TS, IO, zero %, 2009	693,558	12,614
Ser. 07-15, Class IM, IO, zero %, 2009	269,906	4,914

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A5, 7 1/2s, 2042	$45,082	$46,963
Ser. T-60, Class 1A2, 7s, 2044	469,780	488,471
Ser. T-41, Class 2A, 7s, 2032	30,871	31,836
FFCA Secured Lending Corp. Ser. 99-1A, Class C1, 7.59s, 2025	225,000	168,908
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	226,938
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	129,261
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	285,000	307,102
Freddie Mac
FRB Ser. 3003, Class XF, zero %, 2035	205,778	199,766
FRB Ser. 3024, Class CF, zero %, 2034	229,404	220,869
FRB Ser. 3046, Class UF, zero %, 2033	90,861	87,674
IFB Ser. 3153, Class UK, 7 1/2s, 2036	92,251	105,532
IFB Ser. 3182, Class PS, 7.32s, 2032	181,539	201,190
IFB Ser. 3202, Class HM, 6.65s, 2036	93,370	99,726
IFB Ser. 3153, Class SX, 6.65s, 2036	145,342	155,861
IFB Ser. 3081, Class DC, 5.22s, 2035	117,341	119,335
IFB Ser. 2976, Class KL, 4.877s, 2035	222,197	222,897
IFB Ser. 2990, Class DP, 4.767s, 2034	187,518	186,292
IFB Ser. 3153, Class UT, 4.51s, 2036	90,207	88,010
IFB Ser. 3065, Class DC, 3.9s, 2035	181,371	171,715
IFB Ser. 2990, Class LB, 3.348s, 2034	228,555	210,575
IFB Ser. 3031, Class BS, 3.425s, 2035	252,848	236,780
IFB Ser. 2990, Class WP, 3.302s, 2035	143,047	137,491
IFB Ser. 2927, Class SI, IO, 3.18s, 2035	323,616	35,501
IFB Ser. 2828, Class GI, IO, 2.18s, 2034	364,525	37,211
IFB Ser. 2869, Class SH, IO, 1.98s, 2034	181,486	10,642
IFB Ser. 2869, Class JS, IO, 1.93s, 2034	859,679	49,337
IFB Ser. 2815, Class PT, IO, 1.73s, 2032	362,791	24,761
IFB Ser. 2594, Class SE, IO, 1.73s, 2030	321,476	15,996
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	168,093	10,519
IFB Ser. 3284, Class IV, IO, 1.43s, 2037	184,347	13,361
IFB Ser. 3287, Class SD, IO, 1.43s, 2037	308,742	19,110
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	867,380	58,314
IFB Ser. 2922, Class SE, IO, 1.43s, 2035	470,313	23,939
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	212,581	10,532
IFB Ser. 3136, Class NS, IO, 1.38s, 2036	215,329	13,091
IFB Ser. 3118, Class SD, IO, 1.38s, 2036	776,534	36,543
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	181,414	7,824
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	416,027	29,434
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	592,269	40,290
IFB Ser. 2927, Class ES, IO, 1.38s, 2035	258,020	12,337
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	480,947	27,252
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	167,895	12,142
IFB Ser. 2962, Class BS, IO, 1.33s, 2035	1,085,844	53,049
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	1,199,522	59,914
IFB Ser. 3128, Class JI, IO, 1.31s, 2036	191,582	11,805

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2990, Class LI, IO, 1.31s, 2034	$330,271	$21,103
IFB Ser. 3240, Class S, IO, 1.3s, 2036	742,183	46,025
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	128,315	9,258
IFB Ser. 3145, Class GI, IO, 1.28s, 2036	155,245	10,238
IFB Ser. 3114, Class GI, IO, 1.28s, 2036	172,214	12,533
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	159,922	6,382
IFB Ser. 3281, Class AI, IO, 1.11s, 2037	872,101	49,850
IFB Ser. 3240, Class GS, IO, 1.06s, 2036	443,816	24,127
IFB Ser. 3288, Class SJ, IO, 0.81s, 2037	387,838	14,665
IFB Ser. 3284, Class CI, IO, 0.8s, 2037	656,884	31,313
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	351,151	9,986
IFB Ser. 3284, Class WI, IO, 0.78s, 2037	1,094,117	48,804
Ser. 3311, Class IA, IO, 5s, 2037 ##	342,000	19,979
Ser. 3311, Class IB, IO, 5s, 2037 ##	342,000	19,979
Ser. 3311, Class IC, IO, 5s, 2037 ##	342,000	19,979
Ser. 3311, Class ID, IO, 5s, 2037 ##	342,000	19,979
Ser. 3311, Class IE, IO, 5s, 2037 ##	342,000	19,979
Ser. 3236, Class ES, IO, 1.38s, 2036	232,347	11,036
Ser. 3300, PO, zero %, 2037	126,000	101,789
Ser. 242, PO, zero %, 2036 ##	3,862,279	3,147,778
Ser. 239, PO, zero %, 2036	892,118	712,937
Ser. 236, PO, zero %, 2036	716,062	575,733
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	41,000	43,523
Ser. 07-C1, Class XC, IO, 0.048s, 2019 ##	16,588,000	131,211
GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C2, Class A4, 5.301s, 2038	310,000	309,464
Government National Mortgage Association
IFB Ser. 05-7, Class JM, 5.016s, 2034	228,816	227,456
IFB Ser. 05-84, Class SL, 3.1s, 2035	237,566	218,694
IFB Ser. 07-1, Class SL, IO, 2.04s, 2037	145,877	9,997
IFB Ser. 07-1, Class SM, IO, 2.03s, 2037	145,877	9,954
IFB Ser. 07-9, Class BI, IO, 1 1/2s, 2037	964,222	49,952
IFB Ser. 06-38, Class SG, IO, 1.33s, 2033	935,547	36,237
IFB Ser. 07-9, Class DI, IO, 1.19s, 2037	484,790	21,532
IFB Ser. 07-9, Class AI, IO, 1.18s, 2037	373,684	18,560
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	205,181	7,866
IFB Ser. 05-68, Class KI, IO, 0.98s, 2035	1,279,602	69,704
IFB Ser. 07-19, Class SJ, IO, 0.88s, 2037	407,000	12,973
IFB Ser. 07-21, Class S, IO, 0.88s, 2037	492,000	16,970
IFB Ser. 07-9, Class CI, IO, 0.88s, 2037	629,838	21,997
Ser. 07-25, Class SB, IO, 6s, 2037	640,000	33,856
Ser. 07-26, Class SA, IO, 6s, 2037	928,000	46,180
Ser. 07-26, Class SD, IO, 6s, 2037	458,000	24,741
Ser. 07-25, Class SA, IO, 6s, 2037 ##	328,000	17,089
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.36s, 2045	650,562	15,959
Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A4, 5.444s, 2039	16,000	16,170

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

	Principal amount	Value

GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	$100,000	$101,214
Ser. 04-GG2, Class A6, 5.396s, 2038	316,000	317,760
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.57s, 2015	95,000	95,000
Ser. 98-C1, Class F, 6s, 2030	99,000	99,429
Ser. 03-C1, Class X1, IO, 0.414s, 2040	7,165,108	123,633
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class AM, 5.629s, 2044	145,000	146,032
Ser. 06-CB16, Class A4, 5.552s, 2045	109,000	110,192
Ser. 06-CB14, Class A4, 5.481s, 2044	140,000	140,963
Ser. 06-LDP9, Class A3, 5.336s, 2047	126,000	125,119
Ser. 05-CB11, Class A4, 5.335s, 2037	474,000	473,926
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	47,995
Ser. 06-CB17, Class X, IO, 0.703s, 2043	2,429,863	97,948
Ser. 07-LDPX, Class X, IO, 0.527s, 2049	4,793,515	118,352
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	48,353,307	41,554
LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class J, 5.6s, 2035	119,000	107,949
LB-UBS Commercial Mortgage Trust Ser. 04-C7,
Class A6, 4.786s, 2029	128,000	124,256
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	1,749,893	85,393
Ser. 05-C2, Class XCL, IO, 0.122s, 2040	6,442,275	67,162
Ser. 06-C1, Class XCL, IO, 0.082s, 2041	12,419,212	138,565
Ser. 06-C7, Class XCL, IO, 0.072s, 2038	1,272,195	22,918
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 04-LLFA, Class H, 6.27s, 2017	66,000	66,072
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 9s, 2036	91,582	100,777
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	589,204	26,668
IFB Ser. 06-9, Class 2A2, IO, 1.3s, 2037	724,043	40,727
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	1,172,240	56,118
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	160,556	728
Mach One Commercial Mortgage Trust 144A Ser. 04-1A,
Class H, 6.634s, 2040	156,000	151,149
MASTR Adjustable Rate Mortgages Trust
Ser. 04-13, Class 3A6, 3.786s, 2034	224,000	216,749
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	192,432	2,810
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	505,913	1,265
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.049s, 2049	6,044,600	90,905
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.82s, 2022	271,000	272,293
Ser. 06-1, Class X1TM, IO, 5.569s, 2022	2,667,000	58,927
Ser. 06-1, Class X1A, IO, 1.273s, 2022	10,467,981	150,477
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.284s, 2035	398,176	397,429
Ser. 98-C3, Class E, 7.116s, 2030	49,000	52,722

COLLATERALIZED MORTGAGE OBLIGATIONS (34.8%)* continued

		Principal amount	Value

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		$256,000	$263,222
Ser. 07-HQ11, Class A4, 5.447s, 2044		26,000	26,101
Ser. 05-HQ6, Class A4A, 4.989s, 2042		293,000	286,391
Ser. 04-HQ4, Class A7, 4.97s, 2040		151,000	147,806
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7, 6s, 2039		360,000	264,094
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.387s, 2035		433,542	433,453
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.086s, 2030		78,000	79,637
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	96,624
Ser. 00-C2, Class J, 6.22s, 2033		76,000	77,200
Pure Mortgages 144A FRB Ser. 04-1A, Class F, 8.86s,
2034 (Ireland)		255,000	260,738
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.23s, 2036		88,871	1,114
Structured Adjustable Rate Mortgage Loan Trust
Ser. 05-9, Class AX, IO, 1.018s, 2035		2,198,437	32,757
Ser. 04-19, Class 2A1X, IO, 0.762s, 2035		842,937	8,893
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 6.641s, 2014 (Ireland)	GBP	46,127	92,251
FRB Ser. 05-CT1A, Class D, 6.633s, 2014 (Ireland)	GBP	139,606	279,420
URSUS EPC 144A FRB Ser. 1-A, Class D, 6.574s,
2012 (Ireland)	GBP	60,431	120,808
Wachovia Bank Commercial Mortgage Trust Ser. 04-C15,
Class A4, 4.803s, 2041		$226,000	219,052
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.62s, 2018		100,000	99,982
WAMU Commercial Mortgage Securities Trust 144A
Ser. 07-SL2, Class X, IO, 0.856s, 2049		1,403,000	66,588
Washington Mutual 144A Ser. 06-SL1, Class X, IO,
0.938s, 2043		443,225	23,616
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036		87,000	82,354
Ser. 06-SL1, Class A, 5.421s, 2043		115,082	115,213
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR12, Class 2A5, 4.319s, 2035		1,716,000	1,676,628

Total collateralized mortgage obligations (cost $43,783,153)			$43,576,724

FOREIGN GOVERNMENT BONDS AND NOTES (25.5%)*

		Principal amount	Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,478,498
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	3,000,000	4,013,215
Canada (Government of ) bonds 5 3/4s, 2033	CAD	750,000	841,637
Denmark (Kingdom of ) bonds 6s, 2009	DKK	9,640,000	1,840,816
Export Development Canada government bonds 4s,
2007 (Canada)		$1,000,000	996,500

FOREIGN GOVERNMENT BONDS AND NOTES (25.5%)* continued

		Principal amount	Value

France (Government of ) bonds 4s, 2013	EUR	63	$85
Ireland (Republic of ) bonds 5s, 2013	EUR	1,700,000	2,422,192
Italy (Republic of ) unsub. notes Ser. 11, Tranche 1,
3 1/8s, 2010	CHF	1,900,000	1,589,145
Japan (Government of ) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	926,547
Japan (Government of ) CPI Linked bonds Ser. 8, 1s, 2016	JPY	473,526,000	3,912,630
Netherlands (Government of ) bonds 5s, 2012	EUR	4,500,000	6,384,600
Quebec (Province of ) notes 5s, 2009 (Canada)		$500,000	501,432
Spain (Kingdom of ) bonds 5s, 2012	EUR	3,000,000	4,253,615
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	619,622
United Kingdom treasury bonds 4 1/4s, 2036	GBP	610,000	1,168,197

Total foreign government bonds and notes (cost $29,898,004)			$31,948,731

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (20.5%)*

		Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to July 1, 2034		$187,280	$190,338
5 1/2s, June 1, 2035		151,334	149,921
5 1/2s, April 1, 2020		154,852	155,251
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035		497,686	521,521
7s, February 1, 2016		17,771	18,432
6 1/2s, October 1, 2033		11,907	12,279
6s, with due dates from May 1, 2021 to March 1, 2035		1,192,823	1,212,066
6s, TBA, May 1, 2037		500,000	503,750
5 1/2s, with due dates from September 1, 2035
to March 1, 2037		4,366,596	4,319,646
5 1/2s, with due dates from May 1, 2009 to October 1, 2020		650,107	650,403
5 1/2s, TBA, June 1, 2037		7,700,000	7,612,473
5 1/2s, TBA, May 1, 2037		7,700,000	7,613,976
5s, with due dates from March 1, 2021 to September 1, 2035		946,601	916,574
5s, May 1, 2020		33,876	33,413
4 1/2s, with due dates from March 1, 2020 to
February 1, 2021		787,782	763,626
4 1/2s, TBA, May 1, 2022		300,000	290,461
4s, with due dates from May 1, 2019 to September 1, 2020		740,202	700,624

Total U.S. government agency mortgage obligations (cost $25,672,747)			$25,664,754

U.S. TREASURY OBLIGATIONS (0.6%)* (cost $754,585)

		Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030		$646,000	$768,942

ASSET-BACKED SECURITIES (11.5%)*

		Principal amount	Value

Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		$26,471	$23,824
Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 7.82s, 2036		25,000	17,082
Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 7.82s, 2035		37,000	25,944
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 05-HE1, Class A3, 5.61s, 2035		5,322	5,323
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
6.35s, 2011		80,000	80,722
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		82,000	81,194
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 8.57s, 2034		81,000	80,063
FRB Ser. 06-EC1, Class M9, 7.32s, 2035		100,000	60,000
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036		100,000	65,000
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		128,631	91,750
Ser. 00-A, Class A2, 7.575s, 2030		35,912	25,807
Ser. 99-B, Class A4, 7.3s, 2016		163,094	107,387
Ser. 99-B, Class A3, 7.18s, 2015		260,391	170,068
Capital One Multi-Asset Execution Trust FRB
Ser. 02-C1, Class C1, 8.07s, 2010		250,000	252,295
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011		13,167	13,011
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s, 2011 (Cayman Islands)		187,363	192,434
FRB Ser. 04-AA, Class B3, 8.67s, 2011 (Cayman Islands)		45,550	46,170
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.4s, 2010		170,000	171,800
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034		10,119	9,790
CHEC NIM Ltd., 144A Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)		1,532	1,510
Chester Asset Receivables Dealings (II) FRB
Ser. 02-B, Class C, 5.089s, 2009 (United Kingdom)	EUR	240,000	328,886
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.82s, 2035		$76,000	48,473
FRB Ser. 05-HE4, Class M12, 7.37s, 2035		91,000	53,490
Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A, 7.37s, 2033		418,000	416,008
Ser. 02-2, Class A, IO, 8 1/2s, 2033		336,355	64,376
Ser. 00-4, Class A6, 8.31s, 2032		781,000	691,185
Ser. 00-5, Class A7, 8.2s, 2032		192,000	172,848
Ser. 00-1, Class A5, 8.06s, 2031		146,922	129,292

ASSET-BACKED SECURITIES (11.5%)* continued

		Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A5, 7.97s, 2032		$56,000	$49,712
Ser. 00-5, Class A6, 7.96s, 2032		112,000	103,334
Ser. 00-4, Class A4, 7.73s, 2031		4,379	4,379
Ser. 01-4, Class A4, 7.36s, 2033		306,003	318,390
Ser. 00-6, Class A5, 7.27s, 2031		38,090	38,264
Ser. 01-1, Class A5, 6.99s, 2032		440,189	431,385
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		6,655	6,621
Ser. 04-BC1N, Class Note, 5 1/2s, 2035		8,694	8,390
Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.199s, 2046		839,236	31,471
Ser. 05-9, Class 1X, IO, 1.802s, 2035		898,399	15,722
Ser. 05-2, Class 2X, IO, 1.16s, 2035		1,067,236	22,846
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034		39,917	37,922
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031		179,000	183,699
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.719s, 2039		250,334	254,245
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		31,983	285
Ser. 04-3, Class A, 4 1/2s, 2034		338	5
GE Capital Credit Card Master Note Trust FRB
Ser. 04-2, Class C, 5.8s, 2010		145,430	145,589
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.22s, 2043 (United Kingdom)	GBP	340,000	693,832
FRB Ser. 02-2, Class 1C, 6.608s, 2043 (United Kingdom)		$59,659	60,017
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	455,000	629,724
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$199,922	204,632
Ser. 94-4, Class B2, 8.6s, 2019		72,421	56,871
Ser. 99-5, Class A5, 7.86s, 2030		1,283,575	1,225,815
Ser. 95-4, Class B1, 7.3s, 2025		84,541	87,154
Ser. 97-6, Class M1, 7.21s, 2029		14,000	13,388
Ser. 99-3, Class A7, 6.74s, 2031		280,000	279,429
Ser. 99-3, Class A6, 6 1/2s, 2031		89,000	88,110
Ser. 99-1, Class A6, 6.37s, 2025		22,000	22,110
Ser. 99-1, Class A5, 6.11s, 2023		99,908	100,018
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		539,279	525,192
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		170,180	169,245
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-1A, Class E, 7.12s, 2030 (Cayman Islands)		125,004	122,666
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 5.86s, 2036 (Cayman Islands)		201,486	199,975
Home Equity Asset Trust 144A Ser. 04-4N, Class A,
5s, 2034 (Cayman Islands)		2,980	2,831

ASSET-BACKED SECURITIES (11.5%)* continued

		Principal amount	Value

LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 8.07s,
2037 (Cayman Islands)		$300,000	$300,000
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
6.48s, 2039 (United Kingdom)	GBP	200,000	399,820
Marriott Vacation Club Owner Trust 144A Ser. 04-1A,
Class C, 5.265s, 2026		$20,212	19,957
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-HE1A, Class Note, 5.191s, 2034 (Cayman Islands)		960	480
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6 1/2s, 2010		170,000	171,872
Merrill Lynch Mortgage Investors, Inc. Ser. 04-WMC3,
Class B3, 5s, 2035		66,000	65,567
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		2,338	2,303
Ser. 04-WM3N, Class N1, 4 1/2s, 2035 (In default) †		4,405	4,273
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 8.52s, 2034		50,000	42,500
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011		136	136
Ser. 04-HB2, Class E, 5s, 2012		30,970	30,467
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034		44,353	45,998
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		241,328	213,334
Ser. 00-A, Class A2, 7.765s, 2017		37,047	28,433
Ser. 00-D, Class A4, 7.4s, 2030		309,000	201,659
Ser. 02-B, Class A4, 7.09s, 2032		98,205	94,342
Ser. 01-D, Class A4, 6.93s, 2031		198,602	155,661
Ser. 01-E, Class A4, 6.81s, 2031		12,544	11,163
Ser. 01-C, Class A2, 5.92s, 2017		109,358	55,313
Ser. 02-C, Class A1, 5.41s, 2032		323,228	295,775
Ser. 01-E, Class A2, 5.05s, 2019		297,420	236,449
Ser. 02-A, Class A2, 5.01s, 2020		165,621	128,558
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		70,933	63,538
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.86s, 2018 (Ireland)		50,000	50,563
FRB Ser. 05-A, Class E, 9.96s, 2012 (Ireland)		53,000	53,975
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.49s, 2042 (United Kingdom)		120,000	120,935
FRB Ser. 6, Class 3C, 6.21s, 2042 (United Kingdom)	GBP	204,000	409,081
FRB Ser. 4, Class 3C, 6.14s, 2042 (United Kingdom)		$177,000	178,397
FRB Ser. 5, Class 2C, 5.99s, 2042 (United Kingdom)		49,000	49,071
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 6.355s, 2011 (United Kingdom)		120,000	119,992
FRB Ser. 04-2A, Class C, 6.235s, 2011 (United Kingdom)		100,000	99,177
Providian Gateway Master Trust 144A FRB Ser. 04-EA,
Class D, 6 1/4s, 2011		152,000	152,593
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 7.8s, 2035		79,000	47,400

ASSET-BACKED SECURITIES (11.5%)* continued

		Principal amount	Value

Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 1.37s, 2037		$973,273	$51,443
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 6.314s, 2038 (United Kingdom)	GBP	50,000	100,564
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		$5,540	17
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		21,746	870
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)		30,709	3
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		6,737	198
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		4,127	18
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		5,147	8
Soundview Home Equity Loan Trust 144A FRB
Ser. 05-CTX1, Class B1, 7.82s, 2035		42,000	31,424
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.86s, 2015		405,908	405,401
Structured Asset Securities Corp.
Ser. 07-6, Class AI, IO, 5s, 2037 ##		2,040,000	77,139
Ser. 07-6, Class IA, IO, 5s, 2037 ##		2,040,000	61,812
TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A,
Class III, 7.6s, 2037 (Cayman Islands)		188,000	197,550
WFS Financial Owner Trust Ser. 04-3, Class D, 4.07s, 2012		23,579	23,395
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011		6,464	6,459

Total asset-backed securities (cost $14,339,032)			$14,364,083

CORPORATE BONDS AND NOTES (8.3%)*

		Principal amount	Value

Basic Materials (—%)
Lafarge SA notes 6 1/2s, 2016 (France)		$5,000	$5,293

Communication Services (0.3%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009		100,000	101,650
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		60,000	78,507
Telefonica Europe BV company guaranty 7 3/4s,
2010 (Netherlands)		150,000	161,584
			341,741

Consumer Cyclicals (0.1%)
DaimlerChrysler NA Holding Corp. company guaranty
7.2s, 2009		40,000	41,646
DaimlerChrysler NA Holding Corp. notes Ser. MTN,
5 3/4s, 2011		155,000	157,364
			199,010

Consumer Staples (0.4%)
Comcast Corp. company guaranty 5.9s, 2016		155,000	158,094
CVS Corp. 144A pass-through certificates 6.117s, 2013		65,974	67,675
Echostar DBS Corp. sr. notes 5 3/4s, 2008		230,000	230,288
			456,057

CORPORATE BONDS AND NOTES (8.3%)* continued

			Principal amount	Value

Financial (2.2%)
Bayerische Landesbank bonds Ser. 5, 5 1/4s, 2009 (Germany)		EUR	1,500,000	$2,083,179
Bosphorus Financial Services, Ltd. 144A secd. FRN
7.16s, 2012 (Cayman Islands)			$275,000	277,775
CIT Group, Inc. sr. notes 5s, 2014			155,000	149,574
General Electric Capital Corp. 144A sub. notes FRN
4 5/8s, 2066		EUR	90,000	120,726
Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017			$30,000	30,158
Mizuho Financial Group Cayman, Ltd. bank
guaranty 8 3/8s, 2049 (Cayman Islands)			80,000	84,320
Nationwide Financial Services, Inc. notes 5 5/8s, 2015			35,000	34,930
				2,780,662

Government (3.8%)
European Investment Bank supranational bank
bonds 3 1/2s, 2014 (Luxembourg)		CHF	700,000	605,354
Norddeutsche Landesbank Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)		EUR	1,500,000	2,148,694
Oester Postspark Bawag foreign government
guaranty Ser. EMTN, 3 1/4s, 2011 (Austria)		CHF	2,375,000	2,008,915
				4,762,963

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008			$75,000	75,185

Transportation (0.2%)
BAA, PLC company guaranty 4 1/2s, 2018
(United Kingdom)		EUR	155,000	204,261

Utilities & Power (1.2%)
Arizona Public Services Co. notes 6 1/2s, 2012			$25,000	26,060
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013			265,000	264,925
Fortum Oyj sr. unsecd. notes Ser. 14, Class EMTN,
4 1/2s, 2016 (Finland)		EUR	255,000	343,873
National Fuel Gas Co. notes 5 1/4s, 2013			$40,000	39,693
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009			150,000	155,305
Veolia Environnement sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)		EUR	505,000	711,331
				1,541,187

Total corporate bonds and notes (cost $8,752,404)				$10,366,359

PURCHASED OPTIONS OUTSTANDING (1.6%)*

	Expiration date/
	strike price		Contract amount	Value

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 1.03% versus the six-month
JPY-LIBOR-BBA maturing on
January 26, 2009.	Jan-08/1.03	JPY	2,254,000,000	$23,194

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/
	strike price		Contract amount	Value

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.0625% versus the
six-month EUR-EURIBOR-Telerate
maturing on March 25, 2011.	Mar-09/4.063	EUR	1,700,000	$16,799
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.16% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2014.	Mar-12/4.16	EUR	1,190,000	14,964
Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate swap of 4.3725% versus the
six month EUR-EURIBOR-Telerate
maturing April 22, 2009.	Apr-09/4.373	EUR	15,040,000	91,883
Option on an interest rate swap
with Citibank, N.A. for the right to
receive a fixed rate swap of 4.3725% versus
the six month EUR-EURIBOR-Telerate
maturing April 22, 2009.	Apr-09/4.373	EUR	15,040,000	111,631
Option on an interest rate swap with
Citibank, N.A. London for the right to
receive a fixed rate swap of 4.0625% versus
the six month EUR-EURIBOR-Telerate
maturing March 25, 2011.	Mar-09/4.063	EUR	1,700,000	6,691
Option on an interest rate swap with
Citibank, N.A. London for the right to
receive a fixed rate swap of 4.16% versus
the six month EUR-EURIBOR-Telerate
maturing March 26, 2014.	Mar-12/4.16	EUR	1,190,000	8,933
Option on an interest rate swap
with Goldman Sachs, International for the
right to pay a fixed rate swap of 5.16%
versus the three month USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16		$9,476,000	203,933
Option on an interest rate swap
with Goldman Sachs, International for the
right to receive a fixed rate swap
of 5.16% versus the three month
USD-LIBOR-BBA maturing April 28, 2018.	Apr-08/5.16		9,476,000	183,504
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.34% versus
the three month USD-LIBOR-BBA
maturing on February 15, 2018.	Feb-08/5.34		5,947,000	73,070

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/
	strike price		Contract amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.34%
versus the three month USD-LIBOR-BBA
maturing on February 15, 2018.	Feb-08/5.34		$5,947,000	$145,558
Option on an interest rate swap
with Lehman Brothers for the right to pay
a fixed rate swap of 4.148% versus the
six month EUR-EURIBOR-Telerate
maturing October 10, 2016.	Oct-11/4.148	EUR	6,676,000	207,755
Option on an interest rate swap with
Lehman Brothers for the right to receive
a fixed rate swap of 4.148% versus the
six month EUR-EURIBOR-Telerate
maturing October 10, 2016.	Oct-11/4.148	EUR	5,263,000	75,096
Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 4.4175% versus the six month
EUR-EURIBOR-Telerate maturing
January 30, 2017.	Jan-12/4.418	EUR	5,263,000	129,302
Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 5.3475% versus the three
month USD-LIBOR-BBA maturing
February 04, 2018.	Jan-08/5.348		$14,933,000	176,269
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 4.4175% versus the six
month EUR-EURIBOR-Telerate
maturing on January 30, 2017.	Jan-12/4.418	EUR	5,263,000	107,752
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.3475% versus the three
month USD-LIBOR-BBA maturing on
February 4, 2018.	Jan-08/5.348		$14,933,000	373,041
Option on an interest rate swap
with Morgan Stanley Capital
Services, Inc. for the right to pay a
fixed rate of 6.6975% versus the three
month AUD-BBR-BBSW maturing on
May 10, 2008.	May-07/6.698	AUD	17,040,000	4

Total purchased options outstanding (cost $2,061,565)				$1,949,379

SHORT-TERM INVESTMENTS (6.1%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	6,650,464	$6,650,464
U.S. Treasury Bills for an effective yield of 4.86%,
September 27, 2007 #	$453,000	443,888
U.S. Treasury Bills for an effective yield
of 4.811%, May 24, 2007 #	585,000	583,202

Total short-term investments (cost $7,677,554)		$7,677,554

TOTAL INVESTMENTS
Total investments (cost $132,939,044)		$136,316,526

* Percentages indicated are based on net assets of $125,357,645.

† Non-income-producing security.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2007.

## Forward commitments (Note 1).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At April 30, 2007, liquid assets totaling $105,463,950 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at April 30, 2007 (as a percentage of Portfolio Value):

Austria	6.2%
Canada	2.6
Cayman Islands	1.1
Denmark	1.3
France	0.5
Germany	3.1
Ireland	2.6
Italy	1.2
Japan	3.5
Netherlands	4.8
Spain	3.1
Sweden	0.5
United Kingdom	3.9
United States	64.9
Other	0.7

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/07 (aggregate face value $60,931,274) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 4,415,651	$ 4,361,586	7/18/07	$ 54,065
British Pound	7,779,359	7,689,379	6/20/07	89,980
Canadian Dollar	1,920,772	1,890,963	7/18/07	29,809
Czech Republic Koruna	152,932	147,636	6/20/07	5,296
Euro	19,951,262	19,281,068	6/20/07	670,194
Indian Rupee	336,323	323,696	5/16/07	12,627
Japanese Yen	16,715,000	16,663,769	5/16/07	51,231
Korean Won	2,300,454	2,292,835	5/16/07	7,619
Malaysian Ringgit	285,255	280,264	5/16/07	4,991
Mexican Peso	675,474	672,326	7/18/07	3,148
Norwegian Krone	4,726,555	4,613,542	6/20/07	113,013
Polish Zloty	906,565	847,158	6/20/07	59,407
Singapore Dollar	225,068	223,641	5/16/07	1,427
South African Rand	374,790	370,045	7/18/07	4,745
Swedish Krona	616,285	614,360	6/20/07	1,925
Taiwan Dollar	647,190	659,006	5/16/07	(11,816)

Total				$1,097,661

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/07 (aggregate face value $31,222,063) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 1,560,092	$ 1,563,713	7/18/07	$ 3,621
British Pound	253,050	244,943	6/20/07	(8,107)
Canadian Dollar	1,141,572	1,099,292	7/18/07	(42,280)
Danish Krone	1,232,350	1,188,814	6/20/07	(43,536)
Euro	4,769,159	4,712,119	6/20/07	(57,040)
Hungarian Forint	428,354	402,169	6/20/07	(26,185)
Japanese Yen	6,649,462	6,675,530	5/16/07	26,068
Korean Won	637,798	626,918	5/16/07	(10,880)
Norwegian Krone	12,418	12,055	6/20/07	(363)
Swedish Krona	2,512,433	2,404,672	6/20/07	(107,761)
Swiss Franc	12,066,974	11,976,196	6/20/07	(90,778)
Taiwan Dollar	313,220	315,642	5/16/07	2,422

Total				$(354,819)

FUTURES CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Short)	108	$63,303,108	Jun-07	$ 123,971
Canadian Government Bond 10 yr (Short)	11	1,121,127	Jun-07	6,295
Euro-Bobl 5 yr (Long)	96	14,121,154	Jun-07	(165,974)
Euro-Bund 10 yr (Long)	69	10,750,436	Jun-07	(184,757)
Euro-Buxl 30 yr (Long)	12	1,552,711	Jun-07	(60,304)
Euro-Dollar 90 day (Long)	114	27,149,100	Sep-09	6,765
Euro-Dollar 90 day (Long)	114	27,018,000	Sep-07	(3,110)
Euro-Dollar 90 day (Short)	228	54,363,750	Sep-08	(7,820)
Euro-Euribor Interest Rate 90 day (Short)	79	25,790,909	Mar-08	53,188
Euro-Schatz 2 yr (Short)	11	1,548,535	Jun-07	(329)
Japanese Government Bond 10 yr (Long)	22	24,736,657	Jun-07	33,044
Sterling Interest Rate 90 day (Long)	98	23,066,170	Jun-07	(160)
U.K. Gilt 10 yr (Long)	20	4,284,872	Jun-07	(53,229)
U.S. Treasury Bond 20 yr (Long)	88	9,834,000	Jun-07	5,827
U.S. Treasury Note 10 yr (Long)	37	4,008,141	Jun-07	13,525
U.S. Treasury Note 5 yr (Short)	217	22,964,703	Jun-07	(117,384)
U.S. Treasury Note 2 yr (Long)	100	20,471,875	Jun-07	6,000

Total				$(344,452)

WRITTEN OPTIONS OUTSTANDING at 4/30/07 (premiums received $322,224) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank for the
obligation to pay a fixed rate of 4.40% versus the six-
month EUR-EURIBOR-Telerate maturing on
March 28, 2022.	EUR	280,000	Mar-12/4.40	$ 8,893
Option on an interest rate swap with Citibank for the
obligation to pay a fixed rate of 4.56% versus the six-
month EUR-EURIBOR-Telerate maturing on
March 24, 2027.	EUR	250,000	Mar-17/4.56	9,396
Option on an interest rate swap with Citibank for the
obligation to receive a fixed rate of 4.40% versus the
six-month EUR-EURIBOR-Telerate maturing on
March 26, 2022.	EUR	280,000	Mar-12/4.40	14,020
Option on an interest rate swap with Citibank for the
obligation to receive a fixed rate of 4.56% versus the
six-month EUR-EURIBOR-Telerate maturing on
March 24, 2027.	EUR	250,000	Mar-17/4.56	12,567
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.		$3,570,000	Jul-07/4.55	521

WRITTEN OPTIONS OUTSTANDING at 4/30/07 (premiums received $322,224) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	$3,570,000	Jul-07/4.55	$169,868

Option on an interest rate swap with Morgan Stanley
Capital Services, Inc. for the obligation to receive a
fixed rate of 6.6675% versus the three month
AUD-BBR-BBSW maturing on May 10, 2010.	AUD 6,120,000	May-07/6.668	81

Total			$215,346

TBA SALE COMMITMENTS OUTSTANDING at 4/30/07 (proceeds receivable $9,092,219) (Unaudited)

				Principal	Settlement
Agency				amount	date	Value

FNMA, 6s, May 1, 2022				$ 600,000	5/17/07	$ 609,703
FNMA, 5 1/2s, May 1, 2037				7,700,000	5/14/07	7,613,975
FNMA, 5s, May 1, 2037				900,000	5/14/07	869,555

Total						$9,093,233

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

			Payments	Payments		Unrealized
Swap counterparty /		Termination	made by	received by		appreciation/
Notional amount		date	fund per annum	fund per annum		(depreciation)

Bank of America, N.A.
	$ 108,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA		$ (105)

	1,720,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA		(80,981)

	3,200,000	9/1/15	4.53%	3 month USD-LIBOR-BBA		130,176

	4,100,000	3/30/09	3.075%	3 month USD-LIBOR-BBA		153,261

Citibank, N.A.
JPY	2,519,922,000	4/3/08	1.165%	6 month JPY-LIBOR-BBA		(75,416)

	$ 3,210,000	7/27/09	5.504%	3 month USD-LIBOR-BBA		(77,652)

	160,000	4/7/14	5.377%	3 month USD-LIBOR-BBA		(2,993)

JPY	530,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%		34,601

	$ 12,780,000	9/29/13	5.078%	3 month USD-LIBOR-BBA		(22,744)

JPY	222,000,000	9/11/16	1.8675%	6 month JPY-LIBOR-BBA		(23,801)

Citibank, N.A., London
AUD	5,790,000	3/14/17	6 month AUD-BBR-BBSW	6.19125%		(65,596)

AUD	5,790,000	3/13/17	6 month AUD-BBR-BBSW	6.22625%		(53,321)

EUR	10,410,000	3/20/08	4.0825%	6 month
				EUR-EURIBOR-Telerate		25,867

Credit Suisse First Boston International
	$932,200	7/9/14	4.945%	3 month USD-LIBOR-BBA		(4,636)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
$ 161,000		9/28/16	5.10886%	3 month USD-LIBOR-BBA	$ 467

EUR 993,000		7/17/21	6 month EUR-EURIBOR-
			Telerate	4.445%	24,516

EUR 3,841,000		7/17/13	4.146%	6 month
				EUR-EURIBOR-Telerate	(51,137)

EUR 4,635,000		7/17/09	6 month EUR-EURIBOR-
			Telerate	3.896%	58,883

GBP 284,000		4/3/36	715,462 GBP at maturity	6 month GBP-LIBOR-BBA	71,498

$ 284,000		3/21/16	3 month USD-LIBOR-BBA	5.20497%	1,426

CHF 3,510,000		1/19/22	6 month USD-LIBOR-BBA	2.9975%	(39,447)

CHF 17,190,000		1/19/10	6 month USD-LIBOR-BBA	2.6825%	(16,715)

CHF 13,950,000		1/19/14	2.815%	6 month USD-LIBOR-BBA	38,182

CHF 8,430,000		11/17/11	2.5125%	6 month CHF-LIBOR-BBA	82,219

Deutsche Bank AG
HUF 157,860,000		10/3/11	8.18%	6 month HUF-BUBOR-REUTERS	(71,719)

Goldman Sachs International
EUR 930,000		1/23/37	6 month EUR-EURIBOR-
			Telerate	4.36%	(33,183)

EUR 1,990,000		1/23/17	4.269%	6 month
				EUR-EURIBOR-Telerate	25,564

$ 131,000		5/3/16	5.565%	3 month USD-LIBOR-BBA	(6,035)

480,000		4/7/14	5.33842%	3 month USD-LIBOR-BBA	(7,854)

15,400,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(8,470)

14,000,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	1,120

100,000		10/19/16	5.32413%	3 month USD-LIBOR-BBA	(1,326)

JPMorgan Chase Bank, N.A.
100,000		4/17/17	3 month USD-LIBOR-BBA	5.266%	800

200,000		4/17/09	5.12%	3 month USD-LIBOR-BBA	(308)

CAD 5,000,000		3/1/08	3 month CAD-BA-CDOR	4.215%	(7,350)

$ 3,400,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	96,254

6,600,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	16,661

13,778,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	196,455

4,462,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(223,600)

JPY 730,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(161,931)

$ 487,000		8/2/15	3 month USD-LIBOR-BBA	4.6570%	(15,389)

2,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	67,998

4,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(64,200)

122,000		12/19/16	5.0595%	3 month USD-LIBOR-BBA	(631)

2,145,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	5,041

3,300,000	(E)	11/8/11	3.488%	U.S. Bond Market
				Association Municipal Swap Index	(9,990)

3,490,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(8,754)

2,510,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(771)

8,000,000		5/10/07	4.062%	3 month USD-LIBOR-BBA	(58,489)

109,000		9/18/16	5.291%	3 month USD-LIBOR-BBA	(1,163)

26,000,000		12/23/15	5.036%	3 month USD-LIBOR-BBA	(153,930)

32,579,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(3,725)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

			Payments		Payments	Unrealized
Swap counterparty /		Termination	made by		received by	appreciation/
Notional amount		date	fund per annum		fund per annum	(depreciation)

Lehman Brothers International (Europe)
$ 8,271,000		3/15/09	4.9298%		3 month USD-LIBOR-BBA	$ 22,182

223,000		10/23/16	5.325%		3 month USD-LIBOR-BBA	(2,973)

554,000		10/23/08	5.255%		3 month USD-LIBOR-BBA	(918)

223,000		10/23/16	3 month USD-LIBOR-BBA		5.3275%	3,014

554,000		10/23/08	3 month USD-LIBOR-BBA		5.26%	958

157,000		8/3/16	5.5675%		3 month USD-LIBOR-BBA	(5,008)

429,000		8/3/11	5.445%		3 month USD-LIBOR-BBA	(7,834)

Lehman Brothers Special Financing, Inc.
JPY 1,000,000,000		10/21/15	1.61%		6 month JPY-LIBOR-BBA	37,103

JPY 257,000,000		6/10/16	1.7775%		6 month JPY-LIBOR-BBA	(11,507)

$ 1,783,000		3/15/17	5.043%		3 month USD-LIBOR-BBA	16,844

287,000		8/3/08	3 month USD-LIBOR-BBA		5.425%	828

EUR 4,900,000		11/9/16	3.9555%		6 month
					EUR-EURIBOR-Telerate	222,481

GBP 280,000		3/15/36	677,833.33 GBP at maturity		6 month GBP-LIBOR-BBA	83,191

Morgan Stanley Capital Services, Inc.
$ 26,000		2/20/17	5.19%		3 month USD-LIBOR-BBA	(59)

CHF 5,330,000	(E)	1/21/11	2.81%		6 month CHF-LIBOR-BBA	4,634

CHF 5,330,000	(E)	1/21/11	2.825%		6 month CHF-LIBOR-BBA	3,165

CHF 10,440,000		1/21/09	6 month CHF-LIBOR-BBA		2.795%	(5,537)

CHF 10,440,000		1/21/09	6 month CHF-LIBOR-BBA		2.775%	(7,186)

Total						$ 31,005

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$1,750,000			5/2/08	5 bp plus change	Banc of America	$ 1
				in spread	Securities- CMBS
				of Banc	AAA 10 year Index
				of America
				Securities AAA
				10 yr Index
				multiplied by
				the modified
				duration factor

2,330,000			5/2/08	10 bp plus	Banc of America	1,038
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
				of America
				Securities AAA
				10 yr Index
				multiplied by
				the modified
				duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bear Stearns Bank PLC
$1,860,000	6/1/07	41.2 bp plus	The spread	$ (4,192)
		change in spread	return of Lehman
		of Lehman	Brothers Aaa
		Brothers Aaa	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
multiplied by
the modified
duration factor

Citibank, N.A.
2,190,000	5/2/08	12.5 bp plus	Banc of America	908
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

825,000	5/1/07	10 bp plus	The spread	(3,485)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

580,000	11/2/07	15 bp plus	Banc of America	1
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP 284,000	4/3/36	430,367 GBP at	GBP Non-revised	(4,825)
		maturity	Retail Price Index

Goldman Sachs International
$3,700,000	5/1/08	10 bp plus	Banc of America	1
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

GBP 680,000	4/20/37	3.154%	GBP Non-revised	(4,822)
UK Retail Price
Index excluding
tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

EUR 1,860,000	4/16/17	2.1925%	Eurostat	$(28,378)
Eurozone HICP
excluding tobacco

EUR 930,000	4/16/37	(2.305%)	Eurostat	5,210
Eurozone HICP
excluding tobacco

$ 275,000	9/15/11	678 bp (1 month	Ford Credit Auto	2,900
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

500,000	5/1/07	15 bp plus	The spread	(1,447)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

JPMorgan Chase Bank, N.A.
805,000	10/1/07	175 bp plus beginning	The spread	(1,317)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
825,000	5/1/07	10 bp plus beginning	The spread	(3,465)
		of period nominal	return of Lehman
		spread of Lehman	Brothers Aaa
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

Lehman Brothers Special Financing, Inc.
1,786,000	10/1/07	30 bp plus beginning	The spread	(3,129)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
EUR 900,000	3/29/37	(2.275%)	Eurostat	(8,722)
Eurozone HICP
excluding tobacco

GBP 280,000	3/15/36	423,793 GBP at	GBP Non-revised	(9,628)
		maturity	Retail Price Index

Morgan Stanley Capital Services, Inc.
EUR 930,000	1/9/37	(2.135%)	Eurostat	1,583
Eurozone HICP
excluding tobacco

EUR 3,370,000	1/9/12	2.1625%	Eurostat	1,012
Eurozone HICP
excluding tobacco

Total				$(60,756)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ CDX NA IG Series 7	$—		$257,000	12/20/13	(50 bp)	$ (99)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		257,000	12/20/13	55 bp	1,260

DJ CDX NA IG Series 8
Index 7-10% tranche	—		231,000	6/20/12	22 bp	296

DJ iTraxx Europe Series 6
Version 1	1,880	EUR	451,000	12/20/13	(40 bp)	(1,771)

DJ iTraxx Europe Series 6
Version 1, 6-9% tranche	—	EUR	451,000	12/20/13	43 bp	8,401

Goldman Sachs International
DJ CDX NA IG
Series 7 Index	639		$949,000	12/20/13	(50 bp)	381

DJ CDX NA IG
Series 7 Index	—		429,000	12/20/13	(50 bp)	(165)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		949,000	12/20/13	48 bp	658

DJ CDX NA IG Series 7
Index 7-10% tranche	—		429,000	12/20/13	56 bp	2,352

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—		805,000	3/15/49	(70 bp)	(1)

Lehman Brothers Special Financing, Inc.
DJ CDX NA CMBX AAA Index	—		1,786,000	3/15/49	(700 bp)	(109)

DJ CDX NA IG
Series 7 Index	240		405,000	12/20/13	(50 bp)	85

DJ CDX NA IG Series 7
Index 7-10% tranche	—		405,000	12/20/13	54.37 bp	1,840

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	355,000	6/20/13	53.5 bp	8,036

DJ iTraxx EUR
Series 5 Index	2,584	EUR	355,000	6/20/13	(50 bp)	(3,170)

DJ iTraxx Europe
Series 6 Version 1	1,800	EUR	540,000	12/20/13	(40 bp)	(2,570)

DJ iTraxx Europe
Series 6 Version 1, 6-9% tranche	—	EUR	540,000	12/20/13	45.25 bp	7,734

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7 Index	264		$444,000	12/20/13	(50 bp)	93

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		444,000	12/20/13	53 bp	1,664

DJ CDX NA IG Series 8 Index	—		115,500	6/20/12	(35 bp)	38

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	355,000	6/20/13	57 bp	9,030

DJ iTraxx Europe Series 5 Index	2,297	EUR	355,000	6/20/13	(50 bp)	(3,611)

Total						$30,372

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $126,288,580)	$129,666,062
Affiliated issuers (identified cost $6,650,464) (Note 5)	6,650,464

Foreign currency (cost $1,589,842) (Note 1)	1,601,458

Interest and other receivables	1,657,438

Receivable for shares of the fund sold	174,815

Receivable for securities sold	3,386,128

Receivable for sales of delayed delivery securities (Note 1)	9,110,737

Receivable for variation margin (Note 1)	153,035

Receivable for open forward currency contracts (Note 1)	1,171,828

Receivable for closed forward currency contracts (Note 1)	232,427

Unrealized appreciation on swap contracts (Note 1)	1,479,911

Receivable for closed swap contracts (Note 1)	172,450

Total assets	155,456,753

LIABILITIES

Payable to custodian (Note 2)	87,539

Distributions payable to shareholders	96,450

Payable for securities purchased	1,750,226

Payable for purchases of delayed delivery securities (Note 1)	16,067,432

Payable for shares of the fund repurchased	148,669

Payable for compensation of Manager (Notes 2 and 5)	96,247

Payable for investor servicing and custodian fees (Note 2)	45,310

Payable for Trustee compensation and expenses (Note 2)	91,560

Payable for administrative services (Note 2)	3,393

Payable for distribution fees (Note 2)	39,140

Payable for open forward currency contracts (Note 1)	428,986

Payable for closed forward currency contracts (Note 1)	247,500

Premiums received on swap contracts (Note 1)	9,704

Payable for closed swap contracts (Note 1)	92,166

Written options outstanding, at value (premiums received $322,224) (Notes 1 and 3)	215,346

TBA sale commitments, at value (proceeds receivable $9,092,219) (Note 1)	9,093,233

Unrealized depreciation on swap contracts (Note 1)	1,479,290

Other accrued expenses	106,917

Total liabilities	30,099,108

Net assets	$125,357,645

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$150,918,890

Undistributed net investment income (Note 1)	4,391,890

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(33,882,187)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,929,052

Total - Representing net assets applicable to capital shares outstanding	$125,357,645

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($86,501,639 divided by 7,027,396 shares)	$12.31

Offering price per class A share
(100/96.25 of $12.31)*	$12.79

Net asset value and offering price per class B share
($12,528,861 divided by 1,021,366 shares)**	$12.27

Net asset value and offering price per class C share
($3,029,660 divided by 246,805 shares)**	$12.28

Net asset value and redemption price per class M share
($20,311,442 divided by 1,661,152 shares)	$12.23

Offering price per class M share
(100/96.75 of $12.23)***	$12.64

Net asset value, offering price and redemption price per class R share
($227,571 divided by 18,499 shares)	$12.30

Net asset value, offering price and redemption price per class Y share
($2,758,472 divided by 223,968 shares)	$12.32
* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $4,692) (including interest income
of $242,347 from investments in affiliated issuers) (Note 5)	$3,122,332

EXPENSES

Compensation of Manager (Note 2)	440,985

Investor servicing fees (Note 2)	146,785

Custodian fees (Note 2)	51,034

Trustee compensation and expenses (Note 2)	13,128

Administrative services (Note 2)	10,966

Distribution fees — Class A (Note 2)	107,234

Distribution fees — Class B (Note 2)	68,823

Distribution fees — Class C (Note 2)	14,213

Distribution fees — Class M (Note 2)	51,899

Distribution fees — Class R (Note 2)	345

Auditing	65,609

Other	48,838

Fees waived and reimbursed by Manager (Notes 2 and 5)	(205,534)

Total expenses	814,325

Expense reduction (Note 2)	(7,613)

Net expenses	806,712

Net investment income	2,315,620

Net realized loss on investments (Notes 1 and 3)	(153,603)

Net realized gain on swap contracts (Note 1)	209,623

Net realized gain on futures contracts (Note 1)	139,200

Net realized loss on foreign currency transactions (Note 1)	(235,135)

Net realized gain on written options (Notes 1 and 3)	47,270

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	811,842

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	1,137,195

Net gain on investments	1,956,392

Net increase in net assets resulting from operations	$4,272,012

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Six months ended	Year ended

	4/30/07*	10/31/06

Operations:
Net investment income	$ 2,315,620	$ 3,899,780

Net realized gain on investments
and foreign currency transactions	7,355	143,973

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	1,949,037	2,080,982

Net increase in net assets resulting from operations	4,272,012	6,124,735

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(1,658,598)	(4,681,237)

Class B	(214,722)	(857,353)

Class C	(44,708)	(123,403)

Class M	(377,876)	(1,190,629)

Class R	(2,503)	(5,477)

Class Y	(55,084)	(146,434)

Redemption fees (Note 1)	3,363	7,030

Decrease from capital share transactions (Note 4)	(6,341,659)	(22,390,062)

Total decrease in net assets	(4,419,775)	(23,262,830)

NET ASSETS

Beginning of period	129,777,420	153,040,250

End of period (including undistributed net investment
income of $4,391,890 and $4,429,761, respectively)	$125,357,645	$129,777,420

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c) )	net assets (%	(%)

CLASS A
April 30, 2007**	$12.12	.23(d)	.19	.42	(.23)	(.23)	—(e)	$12.31	3.54*	$86,502	.57*(d)	1.89*(d)	41.32*(f)
October 31, 2006	12.18	.37(d,g)	.22	.59	(.65)	(.65)	—(e)	12.12	5.01	87,210	1.17(d,g)	3.04(d,g)	97.83(f)
October 31, 2005	12.73	.38(d)	(.42)	(.04)	(.51)	(.51)	—(e)	12.18	(.39)	98,198	1.22(d)	2.96(d)	197.70(f)
October 31, 2004	12.65	.33(d)	.88	1.21	(1.13)	(1.13)	—(e)	12.73	9.99	104,736	1.29(d)	2.65(d)	162.13
October 31, 2003	11.39	.40	1.31	1.71	(.45)	(.45)	—(e)	12.65	15.18	120,099	1.31	3.23	197.79
October 31, 2002	10.97	.46	.43	.89	(.47)	(.47)	—	11.39	8.35	99,140	1.29	4.21	331.06(h)

CLASS B
April 30, 2007**	$12.08	.18(d)	.20	.38	(.19)	(.19)	—(e)	$12.27	3.17*	$12,529	.95*(d)	1.52*(d)	41.32*(f)
October 31, 2006	12.13	.28(d,g)	.23	.51	(.56)	(.56)	—(e)	12.08	4.31	15,238	1.92(d,g)	2.37(d,g)	97.83(f)
October 31, 2005	12.69	.28(d)	(.42)	(.14)	(.42)	(.42)	—(e)	12.13	(1.23)	23,480	1.97(d)	2.20(d)	197.70(f)
October 31, 2004	12.61	.24(d)	.87	1.11	(1.03)	(1.03)	—(e)	12.69	9.20	29,246	2.04(d)	1.93(d)	162.13
October 31, 2003	11.36	.30	1.30	1.60	(.35)	(.35)	—(e)	12.61	14.27	41,469	2.06	2.44	197.79
October 31, 2002	10.94	.38	.43	.81	(.39)	(.39)	—	11.36	7.60	29,498	2.04	3.33	331.06(h)

CLASS C
April 30, 2007**	$12.09	.18(d)	.20	.38	(.19)	(.19)	—(e)	$12.28	3.16*	$3,030	.95*(d)	1.52*(d)	41.32*(f)
October 31, 2006	12.14	.27(d,g)	.24	.51	(.56)	(.56)	—(e)	12.09	4.32	2,712	1.92(d,g)	2.28(d,g)	97.83(f)
October 31, 2005	12.70	.29(d)	(.43)	(.14)	(.42)	(.42)	—(e)	12.14	(1.19)	2,699	1.97(d)	2.22(d)	197.70(f)
October 31, 2004	12.62	.23(d)	.88	1.11	(1.03)	(1.03)	—(e)	12.70	9.16	1,682	2.04(d)	1.90(d)	162.13
October 31, 2003	11.37	.29	1.32	1.61	(.36)	(.36)	—(e)	12.62	14.30	2,337	2.06	2.35	197.79
October 31, 2002	10.96	.37	.43	.80	(.39)	(.39)	—	11.37	7.48	1,048	2.04	3.22	331.06(h)

CLASS M
April 30, 2007**	$12.04	.21(d)	.20	.41	(.22)	(.22)	—(e)	$12.23	3.43*	$20,311	.70*(d)	1.77*(d)	41.32*(f)
October 31, 2006	12.10	.34(d,g)	.22	.56	(.62)	(.62)	—(e)	12.04	4.79	21,974	1.42(d,g)	2.81(d,g)	97.83(f)
October 31, 2005	12.66	.34(d)	(.42)	(.08)	(.48)	(.48)	—(e)	12.10	(.73)	25,065	1.47(d)	2.70(d)	197.70(f)
October 31, 2004	12.58	.30(d)	.87	1.17	(1.09)	(1.09)	—(e)	12.66	9.77	31,245	1.54(d)	2.40(d)	162.13
October 31, 2003	11.33	.37	1.29	1.66	(.41)	(.41)	—(e)	12.58	14.86	38,446	1.56	3.02	197.79
October 31, 2002	10.91	.44	.42	.86	(.44)	(.44)	—	11.33	8.16	43,686	1.54	4.02	331.06(h)

CLASS R
April 30, 2007**	$12.12	.21(d)	.19	.40	(.22)	(.22)	—(e)	$12.30	3.33*	$228	.70*(d)	1.75*(d)	41.32*(f)
October 31, 2006	12.17	.32(d,g)	.25	.57	(.62)	(.62)	—(e)	12.12	4.86	127	1.42(d,g)	2.67(d,g)	97.83(f)
October 31, 2005	12.74	.36(d)	(.44)	(.08)	(.49)	(.49)	—(e)	12.17	(.74)	70	1.47(d)	2.72(d)	197.70(f)
October 31, 2004†	12.81	.27(d)	.73	1.00	(1.07)	(1.07)	—(e)	12.74	8.21*	2	1.41*(d)	2.21*(d)	162.13

CLASS Y
April 30, 2007**	$12.13	.25(d)	.19	.44	(.25)	(.25)	—(e)	$12.32	3.66*	$2,758	.45*(d)	2.01*(d)	41.32*(f)
October 31, 2006	12.18	.40(d,g)	.23	.63	(.68)	(.68)	—(e)	12.13	5.34	2,517	.92(d,g)	3.31(d,g)	97.83(f)
October 31, 2005††	12.31	.03(d)	(.10)	(.07)	(.06)	(.06)	—(e)	12.18	(.61)*	3,529	.07*(d)	.24*(d)	197.70(f)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64	65

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

††For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	4/30/07	10/31/06	10/31/05	10/31/04

Class A	0.16%	0.31%	0.14%	0.09%

Class B	0.16	0.31	0.14	0.09

Class C	0.16	0.31	0.14	0.09

Class M	0.16	0.31	0.14	0.09

Class R	0.16	0.31	0.12	0.09

Class Y	0.16	0.31	0.02	N/A

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $33,881,860 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$21,627,332	October 31, 2007

7,903,488	October 31, 2008

1,114,179	October 31, 2009

3,236,861	October 31, 2010

The aggregate identified cost on a tax basis is $133,447,879, resulting in gross unrealized appreciation and depreciation of $4,797,888 and $1,929,241, respectively, or net unrealized appreciation of $2,868,647.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter. Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2007, Putnam Management waived $201,402 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2007, the fund incurred

$193,392 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2007, the fund’s expenses were reduced by $7,613 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $274, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $2,642 and $147 from the sale of class A and class M shares, respectively, and received $9,342 and $223 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $168 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $46,767,398 and $50,814,035, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended April 30, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options	JPY	2,519,922,000	$ 47,270
outstanding	USD	7,140,000	$276,140
at beginning	AUD	—	—
of period	EUR	—	—

Options opened	JPY	—	—
	USD	—	—
	AUD	6,120,000	2,932
	EUR	1,060,000	43,152

Options exercised	JPY	—	—
	USD	—	—
	AUD	—	—
	EUR	—	—

Options expired	JPY	(2,519,922,000)	(47,270)
	USD	—	—
	AUD	—	—
	EUR	—	—

Options closed	JPY	—	—
	USD	—	—
	AUD	—	—
	EUR	—	—

Written options	JPY	—	—
outstanding	USD	7,140,000	$276,140
at end	AUD	6,120,000	$ 2,932
of period	EUR	1,060,000	$ 43,152

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/07:
Shares sold	658,051	$ 8,021,801

Shares issued
in connection
with reinvestment
of distributions	117,760	1,431,836

	775,811	9,453,637

Shares
repurchased	(942,477)	(11,484,436)

Net decrease	(166,666)	$ (2,030,799)

Year ended 10/31/06:
Shares sold	1,478,688	$ 17,834,823

Shares issued
in connection
with reinvestment
of distributions	331,093	3,978,901

	1,809,781	21,813,724

Shares
repurchased	(2,681,235)	(32,280,079)

Net decrease	(871,454)	$(10,466,355)

CLASS B	Shares	Amount

Six months ended 4/30/07:
Shares sold	87,495	$ 1,062,443

Shares issued
in connection
with reinvestment
of distributions	14,510	175,873

	102,005	1,238,316

Shares
repurchased	(341,866)	(4,146,833)

Net decrease	(239,861)	$ (2,908,517)

Year ended 10/31/06:
Shares sold	312,047	$ 3,754,769

Shares issued
in connection
with reinvestment
of distributions	60,693	727,368

	372,740	4,482,137

Shares
repurchased	(1,046,402)	(12,552,265)

Net decrease	(673,662)	$ (8,070,128)

CLASS C	Shares	Amount

Six months ended 4/30/07:
Shares sold	61,639	$746,801

Shares issued
in connection
with reinvestment
of distributions	2,820	34,211

	64,459	781,012

Shares
repurchased	(41,946)	(510,345)

Net increase	22,513	$270,667

Year ended 10/31/06:
Shares sold	91,210	$1,096,587

Shares issued
in connection
with reinvestment
of distributions	7,023	84,190

	98,233	1,180,777

Shares
repurchased	(96,143)	(1,156,763)

Net increase	2,090	$24,014

CLASS M	Shares	Amount

Six months ended 4/30/07:
Shares sold	56,180	$678,205

Shares issued
in connection
with reinvestment
of distributions	4,934	59,602

	61,114	737,807

Shares
repurchased	(224,511)	(2,706,248)

Net decrease	(163,397)	$(1,968,441)

Year ended 10/31/06:
Shares sold	149,176	$1,793,502

Shares issued
in connection
with reinvestment
of distributions	11,292	134,897

	160,468	1,928,399

Shares
repurchased	(407,157)	(4,866,568)

Net decrease	(246,689)	$(2,938,169)

CLASS R	Shares	Amount

Six months ended 4/30/07:
Shares sold	11,254	$137,231

Shares issued
in connection
with reinvestment
of distributions	206	2,503

	11,460	139,734

Shares
repurchased	(3,434)	(41,656)

Net increase	8,026	$98,078

Year ended 10/31/06:
Shares sold	5,901	$71,043

Shares issued
in connection
with reinvestment
of distributions	456	5,477

	6,357	76,520

Shares
repurchased	(1,613)	(19,336)

Net increase	4,744	$57,184

CLASS Y	Shares	Amount

Six months ended 4/30/07:
Shares sold	37,907	$458,576

Shares issued
in connection
with reinvestment
of distributions	4,528	55,084

	42,435	513,660

Shares
repurchased	(25,981)	(316,307)

Net increase	16,454	$197,353

Year ended 10/31/06:
Shares sold	44,451	$537,315

Shares issued
in connection
with reinvestment
of distributions	12,180	146,434

	56,631	683,749

Shares
repurchased	(138,939)	(1,680,357)

Net decrease	(82,308)	$(996,608)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2007, management fees paid were reduced by $4,132 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $242,347 for the period ended April 30, 2007. During the period ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $18,058,169 and $26,160,810, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57–59 St. James’s Street	Charles E. Haldeman, Jr.
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive Officer,	Robert R. Leveille
Boston, MA 02109	Associate Treasurer and	Chief Compliance Officer
Compliance Liaison
Custodians		Mark C. Trenchard
Putnam Fiduciary Trust	Jonathan S. Horwitz	Vice President and
Company, State Street Bank	Senior Vice President	BSA Compliance Officer
and Trust Company	and Treasurer
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk and
Ropes & Gray LLP	Vice President and	Assistant Treasurer
Principal Financial Officer
Trustees		Wanda M. McManus
John A. Hill, Chairman	Janet C. Smith	Vice President, Senior Associate
Jameson Adkins Baxter,	Vice President, Principal	Treasurer and Assistant Clerk
Vice Chairman	Accounting Officer and
Charles B. Curtis	Assistant Treasurer	Nancy E. Florek
Myra R. Drucker		Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Susan G. Malloy	Assistant Treasurer and
Paul L. Joskow	Vice President and	Proxy Manager
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA031 244353 6/07

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: June 29, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: June 29, 2007